UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014

EATON CORPORATION plc

(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Fitzwilliam Hall, Fitzwilliam Place, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)

+ 1 (440) 523-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Elections of Directors; Appointment of Principal Officers.

On July 22, 2014, the Board of Directors of Eaton Corporation PLC (the “Company”) expanded the size of the Board to thirteen members and elected Sandra Pianalto to the Board to fill the vacancy thus created. Ms. Pianalto served as the President and Chief Executive Officer of the Federal Reserve Bank of Cleveland from February 2003 until her retirement in May 2014. She was appointed by the Company’s Board of Directors to the Finance and Compensation and Organization Committees.

Ms. Pianalto will receive compensation pursuant to the Company’s standard arrangements for directors as described in its Proxy Statement for the 2014 Annual General Meeting of Shareholders.

Each of the Company and its wholly owned subsidiary, Eaton Corporation (“Eaton”), have entered into Indemnification Agreements with Ms. Pianalto in the same form as they have used with each other director and officer of the Company. The form indemnification agreements provide that, to the fullest extent permitted by law, the Company and/or Eaton will indemnify each director or officer against expenses (including attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the director or officer in connection with any claim against the director or officer as a result of the director’s service as a member of the Board of Directors or the officer’s service as an officer of the Company or Eaton. The summaries of the material terms of the form indemnification agreements set forth above are qualified in their entirety by reference to the full text of the applicable agreements. (See Exhibits 10.1 and 10.2, respectively, to this Report, which are incorporated herein by reference.) A copy of the press release issued by the Company on July 22, 2014 is included as Exhibit 99.1 to this Report and is incorporated herein by reference.

There are no related party transactions involving Ms. Pianalto that would require disclosure pursuant to S-K Item 404(a). There are no arrangements or understandings between Ms. Pianalto and any other persons pursuant to which she was selected as a director of the Company.

Item 9.01. Financial Statements and Exhibits.

Number	Exhibit

10.1	Form of Indemnification Agreement between the Company and each of the non-employee directors of the Company, incorporated herein by reference to Exhibit 10.BB to the Company’s 10-K filed for the year ending December 31, 2012.

10.2	Form of Indemnification Agreement between Eaton Corporation and each of the non-employee directors of the Company and Officers of Eaton Corporation, incorporated herein by reference to Exhibit 10.CC to the Company’s 10-K filed for the year ending December 31, 2012.

99.1	Press Release dated July 22, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON CORPORATION PLC

Date: July 23, 2014	/s/ Thomas E. Moran
Thomas E. Moran
Senior Vice President and Secretary